SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE LISTED FUNDS

DWS Global Income Builder Fund
DWS Global Income Builder VIP
DWS GNMA Fund
Effective May 30, 2022, Scott Agi no longer serves as a portfolio manager of the above-referenced funds. Accordingly, all references to Scott Agi are deleted.
Please Retain This Supplement for Future Reference
April 5, 2022
PRO_SAISTKR22-30